UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)
October 8, 2008 (October 2, 2008)

Brown Shoe Company, Inc.
-------------------------------------------------
(Exact Name of Registrant as Specified in Its Charter)

New York --------------------------- (State or Other Jurisdiction of Incorporation)	001-2191 ------------------- (Commission File Number)	43-0197190 --------------------------- (IRS Employer Identification No.)

8300 Maryland Avenue St. Louis, Missouri ---------------------------------------------------- (Address of Principal Executive Offices)	63105 ------------------ (Zip Code)

(314) 854-4000
------------------------------------------
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.                                Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 2, 2008, the Board of Directors of the Company adopted amendments to Articles I and II to clarify and strengthen the advance notice bylaw protection by, among other things, providing for expanded and updated information that may be material to stockholders’ evaluation of such proposals and nominees, including, among other things, expanded disclosure regarding director nominees and proponents’ economic, voting and other interests and relationships, including derivative, hedging or other similar transactions, related to the Company and our shares, and Article V, Section 2(h) to provide for the advancement of expenses to a former director. The Bylaws, as amended and effective October 2, 2008, are included as Exhibit 3.1 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description of Exhibit

3.1	Bylaws, effective as of October 2, 2008, filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROWN SHOE COMPANY, INC.
(Registrant)

BROWN SHOE COMPANY, INC.
(Registrant)

Date: October 8, 2008	/s/ Michael I. Oberlander
Michael I. Oberlander
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

3.1	Bylaws, effective as of October 2, 2008